INNOVATE Corp. 2025 INNOVATE Corp. Q3 2025 Earnings Release Supplement November 12, 2025

INNOVATE Corp. 2025 Safe Harbor Disclaimers 2 Cautionary Statement Regarding Forward-Looking Statements Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This presentation contains, and certain oral statements made by our representatives from time to time may contain, "forward-looking statements." Generally, forward-looking statements include information describing actions, events, results, strategies and expectations and are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions. Such forward-looking statements are based on current expectations and inherently involve certain risks, assumptions and uncertainties. The forward-looking statements in this presentation include, without limitation, any statements regarding INNOVATE’s plans and expectations for future growth and ability to capitalize on potential opportunities, the achievement of INNOVATE’s strategic objectives, expectations for performance of new projects and realization of revenue from the backlog at DBMG and the Infrastructure segment, anticipated success from the continued sale of new products in the Life Sciences segment, expectations for advertising revenue growth, new technologies, networks and stations, and potential commercial opportunities in datacasting in the Spectrum segment, our ability to remain in compliance with the NYSE's continued listing standards, and changes in macroeconomic and market conditions and market volatility, including interest rates, the value of securities and other financial assets, and the impact of such changes and volatility on INNOVATE’s financial position. Such statements are based on the beliefs and assumptions of INNOVATE’s management and the management of INNOVATE’s subsidiaries and portfolio companies. The Company believes these judgments are reasonable, but these statements are not guarantees of performance, results or the creation of stockholder value and the Company’s actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of important factors, both positive and negative, including those that may be identified in subsequent statements and reports filed with the Securities and Exchange Commission (“SEC”), including in our reports on Forms 10-K, 10-Q, and 8-K. Such important factors include, without limitation: our dependence on distributions from our subsidiaries to fund our operations and payments on our obligations; our ability to continue operating as a going concern; the impact on our business and financial condition of our substantial indebtedness and any significant additional indebtedness and other financing obligations we may incur; our possible inability to raise additional capital when needed or refinance our existing debt, on attractive terms, or at all; our dependence on the retaining and recruitment of key personnel; volatility in the trading price of our common stock; the impact of potential supply chain disruptions, labor shortages and increases in overall price levels, including in steel and transportation costs; interest rate environment; developments relating to the ongoing hostilities in Ukraine and Israel; increased competition in the markets in which our operating segments conduct their businesses; our ability to successfully identify any strategic acquisitions or business opportunities; uncertain global economic conditions in the markets in which our operating segments conduct their businesses; changes in regulations and tax laws; covenant noncompliance risk; tax consequences associated with our acquisitions, holding and disposition of target companies and assets; the ability of our operating segments to attract and retain customers; our expectations regarding the timing, extent and effectiveness of any cost reduction initiatives and management’s ability to moderate or control discretionary spending; our expectations and timing with respect to any strategic dispositions and sales of our operating subsidiaries, or businesses; and the possibility of indemnification claims arising out of divestitures of businesses. Although INNOVATE believes its expectations and assumptions regarding its future operating performance are reasonable, there can be no assurance that the expectations reflected herein will be achieved. These risks and other important factors discussed under the caption “Risk Factors” in our most recent Annual Report on Form 10-K filed with the SEC, and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. You should not place undue reliance on forward-looking statements. All forward-looking statements attributable to INNOVATE or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and unless legally required, INNOVATE undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

INNOVATE Corp. 2025 Safe Harbor Disclaimers 3 Non-GAAP Financial Measures In this earnings release supplement, INNOVATE refers to certain financial measures that are not presented in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), including Total Adjusted EBITDA (excluding discontinued operations, if applicable) and Adjusted EBITDA for its operating segments. In addition, other companies may define Adjusted EBITDA differently than we do, which could limit its usefulness. Adjusted EBITDA Management believes that Adjusted EBITDA provides investors with meaningful information for gaining an understanding of our results as it is frequently used by the financial community to provide insight into an organization’s operating trends and facilitates comparisons between peer companies, since interest, taxes, depreciation, amortization and the other items listed in the definition of Adjusted EBITDA below can differ greatly between organizations as a result of differing capital structures and tax strategies. Adjusted EBITDA can also be a useful measure of a company’s ability to service debt. While management believes that non-U.S. GAAP measurements are useful supplemental information, such adjusted results are not intended to replace our U.S. GAAP financial results. Using Adjusted EBITDA as a performance measure has inherent limitations as an analytical tool as compared to net income (loss) or other U.S. GAAP financial measures, as this non-U.S. GAAP measure excludes certain items, including items that are recurring in nature, which may be meaningful to investors. As a result of the exclusions, Adjusted EBITDA should not be considered in isolation and does not purport to be an alternative to net income (loss) or other U.S. GAAP financial measures as a measure of our operating performance. The calculation of Adjusted EBITDA, as defined by us, consists of Net income (loss) attributable to INNOVATE Corp., excluding: discontinued operations, if applicable; depreciation and amortization; other operating (income) loss, which is inclusive of (gain) loss on sale or disposal of assets, lease termination costs, (gains) losses on lease modifications, and asset impairment expense; interest expense; other (income) expense, net; income tax expense (benefit); non-controlling interest; share-based compensation expense; realignment and exit costs; debt refinancing costs; and acquisition and disposition costs. Third Party Sources Third party information presented in this earnings release supplement is based on sources we believe to be reliable; however, there can be no assurance information so presented will prove accurate in whole or in part.

INNOVATE Corp. 2025 Third Quarter 2025 & Recent Highlights 4 ■ DBM Global Inc.'s ("DBMG") adjusted backlog, which takes into consideration awarded but not yet signed contracts, was $1.6 billion in the third quarter, an increase of approximately $0.5 billion since the end of 2024. ■ MediBeacon received full regulatory approval from China's National Medical Products Administration ("NMPA") following its October approval of the Lumitrace® injection, marking a significant milestone following the February approval of the MediBeacon® Transdermal GFR System ("TGFR") Monitor and TGFR Sensor. ■ R2 Technologies, Inc. ("R2") delivered another solid quarter growing revenue 3.3% to $3.1 million over the prior year period, and achieving year-to-date revenue of $9.4 million representing an approximate 65% increase over the same period in 2024. ■ Spectrum reported third quarter revenue of $5.6 million and Adjusted EBITDA of $1.0 million. DBMG adjusted backlog remains strong; MediBeacon received full regulatory approval in China; R2 has grown revenue ~65% year-to-date, year-over-year; Spectrum strengthened content portfolio.

Segment Highlights

Infrastructure Highlights

- Reported backlog of $1.5B and total adjusted backlog[1] of $1.6B.
- Adjusted backlog[1] has increased approximately $0.5B since year-end 2024.
- Year-to-date revenue of $836.4M.
- Added $431M to the adjusted backlog[1] for two newly awarded projects since the end of the third quarter.

Life Sciences Highlights

MediBeacon

- In October, MediBeacon received full regulatory approval following China's NMPA approval of the Lumitrace® Injection, marking a significant milestone following the February approval of the TGFR Monitor and TGFR Sensor.

R2 Technologies

- Q3 2025 revenue grew ~65% year-to-date, compared to the same period in 2024.
- Momentum continues to be fueled by increased demand outside North America.
- Backlog of ~70 units globally.

Spectrum Highlights

- Strengthened content portfolio this quarter with several network launches.
- Fourth quarter advertising sales are showing signs of recovery.

(1) Adjusted backlog takes into consideration awarded, but not yet signed contracts.

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Q3 2025 QTD Financial Highlights

INNOVATE

Revenue

($ millions)		3Q25		3Q24
Infrastructure	$	338.4	$	232.8
Life Sciences		3.1		3.0
Spectrum		5.6		6.4
Consolidated INNOVATE	**$**	**347.1**	**$**	**242.2**

Net income (loss) Attrib. to INNOVATE Corp. & Adjusted EBITDA

		3Q25				3Q24		
($ millions)		NI[1]		Adjusted EBITDA[2]		NI[1]		Adjusted EBITDA[2]
Infrastructure	$	8.8	$	23.5	$	6.2	$	20.9
Life Sciences		(4.6)		(2.6)		(6.0)		(3.0)
Spectrum		(5.9)		1.0		(5.6)		1.7
Non-Operating Corporate		(7.2)		(2.1)		(9.6)		(2.8)
Other & Eliminations		—		—		—		—
Consolidated INNOVATE	**$**	**(8.9)**	**$**	**19.8**	**$**	**(15.0)**	**$**	**16.8**

Consolidated Q3 Results

- Revenue increased $104.9M or 43.3% primarily by our Infrastructure segment, which was partially offset by a decrease at our Spectrum segment. The increase at our Infrastructure segment was primarily driven by the timing and size of projects at DBMG's commercial structural steel fabrication and erection business and a slight increase at Banker Steel, which had increased activity subsequent to the comparable period on certain large commercial construction projects. These increases were partially offset by the industrial maintenance and repair business due to increased activity in the comparable period on certain large commercial construction and industrial maintenance projects that have since been completed. The decrease at our Spectrum segment was primarily driven by the termination of certain customers in the current period and a downturn in the direct response advertising market.
- Net loss attributable to INNOVATE Corp. of $8.9M
- Adjusted EBITDA[2] increased by $3.0M to $19.8M primarily driven by our Infrastructure, Non-Operating Corporate and Life Sciences segments, which was partially offset by a decrease at our Spectrum segment.

Infrastructure

- Net Income of $8.8M[1]
- Adjusted EBITDA[2] up $2.6M year-over-year primarily driven by the increase in revenue and gross profit at DBMG's commercial structural steel fabrication and erection business, which had increased activity subsequent to the comparable period on certain large commercial construction projects, an improvement in gross profit at Banker Steel, and a decrease in recurring SG&A expenses primarily due to a decrease in compensation-related expenses and consulting fees. These increases were partially offset by the decrease in revenue and gross profit at the industrial maintenance and repair business due to increased activity in the comparable period on certain large commercial construction and industrial maintenance projects that have since been completed.
- Reported backlog and adjusted[3] backlog of $1.5B and $1.6B, respectively, compared to reported backlog and adjusted[3] backlog of $1.0B and $1.1B, respectively, at December 31, 2024.

Life Sciences

- Revenue of $3.1M attributable to R2, which is up $0.1M or 3.3%, primarily driven by increases in Glacial Spa unit sales and Glacial fx unit sales outside North America, as well as an increase in consumable sales in North America. The increase was mostly offset by a decrease in Glacial fx unit sales in North America and a decrease in consumable sales outside North America.
- Adjusted EBITDA[2] losses down $0.4M year-over-year primarily driven by a reduction in compensation-related expenses at Pansend.

Spectrum

- Net loss of $5.9M[1]
- Adjusted EBITDA[2] decreased by $0.7M year-over-year, primarily driven by the termination of certain customers in the current period and a downturn in the direct response advertising market.

Non-Operating Corporate

- Adjusted EBITDA[2] losses down $0.7M primarily driven by a decrease in non-refinancing related legal fees due to legal matters settled subsequent to the comparable period, as well as slight decreases in other professional expenses, insurance expense, and employee-related expenses.

Third Quarter Consolidated Revenue and Adjusted EBITDA[2] of $347.1 million and $19.8 million, respectively

(1) Net income (loss) attributable to INNOVATE Corp.

(2) See Appendix for reconciliation of Non-GAAP to U.S. GAAP.

(3) Adjusted backlog takes into consideration awarded, but not yet signed contracts.

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Segment Highlights - Infrastructure

DBM Global ("DBMG")

DBM GLOBAL

Overview

- 45.4% revenue increase primarily driven by the timing and size of projects at DBMG's commercial structural steel fabrication and erection business and a slight increase at Banker Steel, which had increased activity subsequent to the comparable period on certain large commercial construction projects as several projects progressed into more advanced phases of fabrication and erection during the current period. These increases were partially offset by the industrial maintenance and repair business due to increased activity in the comparable period on certain large commercial construction and industrial maintenance projects that have since been completed.
- Adjusted EBITDA(2) increase was primarily driven by the increase in revenue and gross profit at DBMG's commercial structural steel fabrication and erection business, which had increased activity subsequent to the comparable period on certain large commercial construction projects, an improvement in gross profit at Banker Steel, and a decrease in recurring SG&A expenses primarily due to a decrease in compensation-related expenses and consulting fees. These increases were partially offset by the decrease in revenue and gross profit at the industrial maintenance and repair business due to increased activity in the comparable period on certain large commercial construction and industrial maintenance projects that have since been completed.
- Reported backlog and adjusted backlog, which takes into consideration awarded but not yet signed contracts, of $1.5B and $1.6B, respectively.

Near-Term Focus

- Convert backlog to revenue while assessing additional opportunities to add to backlog in the commercial and industrial sectors as they come to market.
- Continue to add to backlog following the $431M addition to adjusted backlog(3) for two newly awarded projects since the end of the third quarter.

Financials

($ millions)		3Q25		3Q24
Revenue	$	338.4	$	232.8
Net Income(1)	$	8.8	$	6.2
Adjusted EBITDA (2)	$	23.5	$	20.9

Trending Backlog

($ millions)



2,000
1,500
1,000
500
~$1,589.9
$916.1
$957.2
$1,369.9
$1,254.4
$1,548.4
3Q24
4Q24
1Q25
2Q25
3Q25
Backlog
Adjusted Backlog

(1) Net income attributable to INNOVATE Corp.
(2) See Appendix for reconciliation of Non-GAAP to U.S. GAAP.
(3) Adjusted backlog takes into consideration awarded, but not yet signed contracts.
All data as of September 30, 2025 unless otherwise noted.

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Segment Highlights - Life Sciences

Pansend Life Sciences ("Pansend")

PANSEND

R2 Technologies, Inc. ("R2")

- R2 grew QTD revenue 3.3% over the prior year quarter and grew YTD revenue 64.9% over the prior year period.
- R2 experienced world-wide gross system unit sales growth of 39.8% over the prior year quarter and YTD growth of 88.4% over the prior year period.
- 102% increase in patients treated over the prior year quarter.
- 24% increase in average monthly utilization per Glacial provider over the prior year quarter.
- Q3 2025 LTM Revenue of $13.5M compared to $7.2M in the comparable period.

R2 Trending Revenue

($ millions)



$1.5
$1.0
$1.7
$3.0
$4.1
$3.1
$3.2
$3.1
4Q23
1Q24
2Q24
3Q24
4Q24
1Q25
2Q25
3Q25

MediBeacon

- Continues to make steady traction in exploring the potential application for transdermal GFR monitoring system with clinicians in hospitals and other settings.
- MediBeacon received full regulatory approval from China's NMPA following its October approval of the Lumitrace® (relmapirazin) injection, categorized as a drug in China. This marks a significant milestone following the February approval of the TGFR Monitor and TGFR Sensor.
- MediBeacon expects its TGFR to be available for sale in China before the end of the year.

Summary of Investments[1]

Company	Investment to Date	Equity %	Fully Diluted %
R2 Technologies[2]	$70.5M	81.0%	72.7%
MediBeacon	$38.0M	44.7%	39.4%
Genovel	$4.2M	80.0%	75.2%
Triple Ring	$0.9M	7.2%	1.6%
Scaled Cell Solutions	$0.9M	20.1%	20.1%

(1) Investment-to-date totals and equity ownership percentages are as of September 30, 2025.

(2) R2 fully diluted ownership percentage does not take into account the potential conversion of notes into Series E or F preferred shares.

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Segment Highlights - Spectrum

HC2 Broadcasting ("Broadcasting")

HC2 Broadcasting

Overview

- Spectrum's August 1st debut of Lionsgate' MovieSphere Gold channel was a success.
- In March, Spectrum filed a petition with the Federal Communications Commission ("FCC") to allow low-powered TV stations to voluntarily convert to 5G broadcast technology. Although the petition has received strong support, progress on next steps has been temporarily delayed due to government shutdown.
- Advancing next-gen broadcast technology through collaborating with a major mobile carrier. The technology is being explored in multiple applications across various sectors.

Near-Term Focus

- Continuing to make progress with commercial opportunities in datacasting.
- Spectrum is seeing signs of recovery in fourth quarter advertising sales.

Financials

($ millions)	3Q25	3Q24
Revenue	$ 5.6	$ 6.4
Net Loss[1]	$ (5.9)	$ (5.6)
Adjusted EBITDA [2]	$ 1.0	$ 1.7

Operating Stations Mix

	3Q25
Low Power Television ("LPTV")	201
Class A stations	53
Full-Power stations	3
Total Operating Stations	257
Approximate MHz POPs	2.7 Billion

(1) Net loss attributable to INNOVATE Corp.
(2) See Appendix for reconciliation of Non-GAAP to U.S. GAAP.

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INNOVATE Corp. 2025 (1) Debt Maturity Profile excludes Preferred Stock and operating leases (2) Debt Amortization and Maturity Profile chart presents debt annual amortization and maturity payments, excluding exit fees and interest payments. (3) Excludes restricted cash Debt Summary(1) ($ millions) Maturity Sep-25 Dec-24 10.50% Senior Secured Notes 2027 $ 360.4 $ — 9.50% Convertible Senior Notes 2027 53.5 — CGIC Promissory Note 2027 44.1 31.0 Line of Credit 2026 20.0 20.0 8.50% Senior Secured Notes 2026 1.9 330.0 7.50% Convertible Senior Notes 2026 0.2 48.9 Infrastructure Debt 2030 104.1 144.7 Spectrum Debt 2026 69.7 69.7 Life Science Debt 2026 46.5 24.0 Total Principal Outstanding $ 700.4 $ 668.3 Unamortized OID and DFC (31.3) (5.5) Total Debt $ 669.1 $ 662.8 Cash & Cash Equivalents(3) 35.5 48.8 Net Debt $ 633.6 $ 614.0 Current Credit Picture 10 Debt Amortization and Maturity Profile $1.5 $144.0 $464.3 $5.8 $6.4 $78.4 Holdco Infrastructure Spectrum Life Science 2025 2026 2027 2028 2029 2030 $— $100.0 $200.0 $300.0 $400.0 $500.0 ($ millions) (2)

INNOVATE Corp. 2025 Appendix Select GAAP Financials & Non-GAAP Reconciliations

INNOVATE Corp. 2025 INNOVATE Selected GAAP Financials Income Statement - Unaudited (in millions) Three Months Ended September 30, Nine Months Ended September 30, 2025 2024 2025 2024 Revenue $ 347.1 $ 242.2 $ 863.3 $ 870.5 Cost of revenue 297.4 194.0 722.5 708.1 Gross profit 49.7 48.2 140.8 162.4 Operating expenses: Selling, general and administrative 39.6 37.4 112.5 119.8 Depreciation and amortization 4.3 4.4 13.1 13.2 Other operating (income) loss (0.3) 0.5 0.8 (8.1) Income from operations 6.1 5.9 14.4 37.5 Other (expense) income: Interest expense (23.4) (21.2) (65.0) (54.9) Loss from equity investees — — (5.9) (2.3) Other income, net 0.6 2.2 4.3 1.2 Loss from operations before income taxes (16.7) (13.1) (52.2) (18.5) Income tax benefit (expense) 7.1 (3.1) (4.2) (3.9) Net loss (9.6) (16.2) (56.4) (22.4) Net loss attributable to non-controlling interests and redeemable non-controlling interests 0.7 1.2 3.2 4.4 Net loss attributable to INNOVATE Corp. (8.9) (15.0) (53.2) (18.0) Less: Preferred dividends 0.5 0.3 3.0 0.9 Net loss attributable to common stockholders and participating preferred stockholders $ (9.4) $ (15.3) $ (56.2) $ (18.9) 12

INNOVATE Corp. 2025 Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA 13 (in millions) Three Months Ended September 30, 2025 Infrastructure Life Sciences Spectrum Non-Operating Corporate Other and Eliminations INNOVATE Net income (loss) attributable to INNOVATE Corp. $ 8.8 $ (4.6) $ (5.9) $ (7.2) $ — $ (8.9) Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 3.0 0.1 1.2 — — 4.3 Depreciation and amortization (included in cost of revenue) 3.2 — — — — 3.2 Other operating loss (income) 0.1 — (0.4) — — (0.3) Interest expense 2.4 3.1 3.8 14.1 — 23.4 Other (income) expense, net (0.5) (0.1) 2.4 (2.4) — (0.6) Income tax expense (benefit) 4.4 — — (11.5) — (7.1) Non-controlling interest 0.9 (1.2) (0.4) — — (0.7) Share-based compensation expense — 0.1 — 0.6 — 0.7 Realignment and exit costs 1.2 — 0.1 — — 1.3 Debt refinancing costs — — 0.2 4.3 — 4.5 Adjusted EBITDA $ 23.5 $ (2.6) $ 1.0 $ (2.1) $ — $ 19.8

INNOVATE Corp. 2025 Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA 14 (in millions) Nine Months Ended September 30, 2025 Infrastructure Life Sciences Spectrum Non-Operating Corporate Other and Eliminations INNOVATE Net income (loss) attributable to INNOVATE Corp. $ 18.9 $ (18.7) $ (17.4) $ (36.0) $ — $ (53.2) Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 9.2 0.3 3.6 — — 13.1 Depreciation and amortization (included in cost of revenue) 9.7 — — — — 9.7 Other operating loss (income) 1.2 — (0.4) — — 0.8 Interest expense 6.9 12.8 11.4 33.9 — 65.0 Other (income) expense, net (0.8) (4.6) 6.9 (5.8) — (4.3) Income tax expense (benefit) 8.8 — — (4.6) — 4.2 Non-controlling interest 1.9 (4.0) (1.1) — — (3.2) Share-based compensation expense — 0.3 — 1.9 — 2.2 Realignment and exit costs 3.6 — 0.2 — — 3.8 Debt refinancing costs 0.1 — 0.2 4.3 — 4.6 Adjusted EBITDA $ 59.5 $ (13.9) $ 3.4 $ (6.3) $ — $ 42.7

INNOVATE Corp. 2025 Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA 15 (in millions) Three Months Ended September 30, 2024 Infrastructure Life Sciences Spectrum Non-Operating Corporate Other and Eliminations INNOVATE Net income (loss) attributable to INNOVATE Corp. $ 6.2 $ (6.0) $ (5.6) $ (9.6) $ — $ (15.0) Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 3.0 0.1 1.3 — — 4.4 Depreciation and amortization (included in cost of revenue) 3.7 — — — — 3.7 Other operating loss 0.1 — 0.4 — — 0.5 Interest expense 3.0 4.5 3.8 9.9 — 21.2 Other expense (income), net 0.3 (0.5) 2.2 (4.2) — (2.2) Income tax expense 2.3 — — 0.8 — 3.1 Non-controlling interest 0.6 (1.3) (0.5) — — (1.2) Share-based compensation expense — 0.1 — 0.2 — 0.3 Realignment and exit costs 1.4 — — — — 1.4 Acquisition and disposition costs 0.3 0.1 0.1 0.1 — 0.6 Adjusted EBITDA $ 20.9 $ (3.0) $ 1.7 $ (2.8) $ — $ 16.8

INNOVATE Corp. 2025 Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA 16 (in millions) Nine Months Ended September 30, 2024 Infrastructure Life Sciences Spectrum Non-Operating Corporate Other and Eliminations INNOVATE Net income (loss) attributable to INNOVATE Corp. $ 31.6 $ (14.3) $ (15.4) $ (20.0) $ 0.1 $ (18.0) Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 8.9 0.3 3.9 0.1 — 13.2 Depreciation and amortization (included in cost of revenue) 11.5 0.1 — — — 11.6 Other operating (income) loss (8.8) — 0.5 0.2 — (8.1) Interest expense 7.7 6.4 10.6 30.2 — 54.9 Other (income) expense, net (0.8) 1.2 6.3 (7.8) (0.1) (1.2) Income tax expense (benefit) 15.7 — — (11.8) — 3.9 Non-controlling interest 3.0 (6.1) (1.3) — — (4.4) Share-based compensation expense — 0.3 — 0.8 — 1.1 Realignment and exit costs 2.6 — — — — 2.6 Acquisition and disposition costs 0.3 0.1 0.2 0.1 — 0.7 Adjusted EBITDA $ 71.7 $ (12.0) $ 4.8 $ (8.2) $ — $ 56.3